UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	May 11, 2011

Kentucky Energy, Inc.

(Exact name of registrant as specified in its charter)

Utah	000-32131	87-0429950
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

18B East 5th Street, Paterson, NJ	07524
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(973) 684-0075

 (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.below):

[ ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 – Other Events

Item 8.01 Other Events.

On May 11, 2011, the U.S. Bankruptcy Court for the Eastern District of Kentucky ordered that the bankruptcy case of Gwenco, Inc., our wholly owned subsidiary, be converted to a case under Chapter 7 of the Bankruptcy Code pursuant to 11 U.S.C. Section 1112 and Bankruptcy Rules 1017 and 1019.  The Court had previously confirmed Gwenco’s Plan of Reorganization filed under Chapter 11 of the Bankruptcy Code on September 15, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Kentucky Energy, Inc. (Registrant)

Date: May 12, 2011	By:	Eugene Chiaramonte, Jr.
Eugene Chiaramonte, Jr., President